UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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NAPSTER, INC. (NAPS)
September 2008

Legal Notice

Forward Looking Statements

In addition to current and historical information, this presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to our future operations, potential products, services, developments and business strategies. Actual results may differ materially from those projected due to a number of risks and uncertainties. The potential risks and uncertainties include our limited operating history; failure to develop new products and services; flaws inherent in our products or services; decreased demand for our products and services; failure of our products to interoperate with the hardware products of our customers; the adoption rate of mobile platforms as a method of digital music purchase, including the rate of adoption of music-enabled cell phones compatible with Napster's service offerings; intense and varied competition; failure to maintain relationships with strategic partners and content providers; and general economic conditions. Additional information on these and other potential factors that could affect Napster's business and financial results is contained in Napster's reports filed with the Securities and Exchange Commission (the "SEC"), including Napster's Quarterly Report on Form 10-Q as filed with the SEC on August 11, 2008, copies of which are available at the website maintained by the SEC at http://www.sec.gov. Napster does not intend, and undertakes no duty, to update or otherwise revise the information contained in this presentation.

Important Information

On July 29, 2008, Napster, Inc. filed a definitive proxy statement with the SEC in connection with Napster's 2008 Annual Meeting of Stockholders. Napster's stockholders are strongly advised to read the definitive proxy statement carefully before making any voting or investment decision because the definitive proxy statement contains important information. Napster's proxy statement and any other materials filed by Napster with the SEC can be obtained free of charge at the SEC's website at http://www.sec.gov or from Napster at http://investor.napster.com. Napster's definitive proxy statement and other materials will also be available by writing to Napster, Inc., 9044 Melrose Avenue, Los Angeles, CA 90069 or by contacting our proxy solicitor, Laurel Hill Advisory Group, LLC by toll-free telephone at 1-888-742-1305.

Agenda

- Digital Music Opportunity
- Napster's Strategic Position
- Consumer Value Proposition
- Emerging Growth Opportunities
- Financial Performance
- Experienced Management Team
- Experienced and Independent Board of Directors and Board Nominees
- Strong Corporate Governance Profile
- Dissident Group Nominees Are The Wrong Answer

Digital Music Opportunity

Physical Music Sales in Rapid Decline


U.S. Recording Industry Music Retail Sales ($ Billions)
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$14.3
$13.7
$12.6
$11.9
$12.2
$11.2
$9.9
$8.0
$0.2
$0.5
$0.9
$1.3
2000
2001
2002
2003
2004
2005
2006
2007
Physical Music
Digital Music
Source: RIAA

"Music sales via online and mobile channels have risen from zero to an estimated US$2.9 billion – 15 per cent of industry sales – over the last five years…" – IFPI, January 24, 2008

Napster's Strategic Position

Leading Strategic Position

- Pioneer of Subscription Model with over 700,000 Subscribers at June 30, 2008
- #1 in Portable Subscription
- Powerful Global Brand Awareness
- $127M Revenue in Fiscal '08 (3/31/08)

  Cash Flow Positive

  5 consecutive quarters
- Multiple Offerings from Single Premiere Technical Platform
- Global Footprint

  Canada, Chile, Germany, Ireland, Italy, Japan, Portugal, Puerto Rico, Switzerland, UK, USA
- Wireless Leadership

  at&t, NTT DoCoMo, swisscom, O2, TIM, ENTEL

Massive Global Recognition and Brand Power

- One of the most famous URLs around the globe
- Arguably the biggest music brand in the world
- Synonymous with digital music



Napster Holds Valuable Strategic Position

According to Mark Kirstein, head of MultiMedia Intelligence, **Napster's revenues put it into the top three digital music companies in the industry** with revenues in excess of $100 million, well ahead of competitors such as Amazon, Zune Marketplace and eMusic.

Consumer Value Proposition

One Brand, One Platform; Portfolio of Offerings

"In our view, Napster has one of the most robust IP-based media management infrastructures in the industry." - Cantor Fitzgerald, Sept. 2007


napster
Napster Web
Web Services/Widgets
Napster PC Client
PC
napster TO GO
Portable Devices
Car Audio
Portable Audio Players
Living Room
Mobile Phones
napster access
Set Top Box
IP Connected CE
Networked Living Room
Game Consoles
napster mobile
One Platform - Internationally
USA
UK
Canada
Germany
Japan
Italy
Switzerland
Ireland
Puerto Rico
Portugal
Chile
DRM/No DRM
Audio/Video/Files
Multiple Codecs

Emerging Growth Opportunities

Music Phones growth outpacing MP3 players

"Worldwide unit shipments of **music phones exceeded ½ billion units in 2007**, outnumbering shipments of personal media players like the iPod by almost 300 million units."

- MultiMedia Intelligence March 26, 2008

"Smartphones are still seeing **growth rates hovering around 40.0% year-over-year**, while the rest of the industry is growing at roughly 10.0%,"

- IDC July 31, 2008

"The proliferation of musicphones is causing **a shift in digital music toward the mobile platform**, which opens numerous opportunities for music-related content, services, hardware and accessories built to accommodate or enhance these mobile music activities."

- M:Metrics January 15, 2008

Adoption Drivers:

- *Competitive handset market*
- *Improved industrial design*
- *Improved U.I.'s*
- *Improved memory capacity*
- *Marketing*
- *Historical behavior*

Napster Mobile History / Overview



Announce availability of Napster Mobile and 1st carrier - Suncom February 2006
Launch DoCoMo November 2006
Launched O2 Ireland December 2006
Launched Dobson US December 2006
Launched Claro Puerto Rico May 2007
AT&T OTA Nov 2007
Entel Chile Jan 2008
UK
ERICSSON
SunCom WIRELESS
au
swisscom
TIM
June 2005 Napster E/// deal
August 2006 Launched SunCom
Do Co Mo
November 2/7 Ann. & Launch Cingular
December 2006 Launched TMN Portugal
DOBSON
January 2007 Launched KDDI Japan
Claro
June 2007 Launched Swisscom
at&t
Jan 2008 TIM Italy
ENTEL
March 2008 O2 UK

- **Broad Deployment**
  - AT&T + Dobson
  - SunCom
  - NTT DoCoMo
  - KDDI
  - O2 Ireland
  - TMN Portugal
  - Swisscom
  - Claro
  - TIM
  - Entel
  - O2 UK

- **Proven Solution**
- **Strong International Presence**



Chile
Ireland
Italy
Japan
Portugal
Puerto Rico
Switzerland
UK
USA

- **Primary Growth Driver in FY'09**

Napster Mobile Product Offerings

- On deck of carrier partners
  - Exclusive/preferred partner
  - Carrier does marketing
- ~6M+ songs in your pocket
- Buy songs OTA to phone with copy sent to PC
- Products
  - OTA Track Packs
    - 5 songs; $7.49 per month
  - Napster To Go
    - Unlimited downloading and sideloading $14.95 per month
  - Music Store
    - Ala carte songs $1.99
    - Ringtones
    - Wallpaper
- Billing integration with carriers
- OTA license refresh

napster. mobile



"[Napster Mobile] . . . is clearly ahead of its competitors."

- Variety, Aug. 2006

Enter MP3

In May 2008 Napster launched the world's largest MP3 store

The MP3 format gives Napster access to Apple hardware







"Yes – Napster will work with your iPod and iPhone."

Financial Performance

Fiscal '08 Revenue: $127.5M


Quarterly Net Revenue ($M)
Over 80%
of Revenue
from subscribers
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$0.8
$1.5
$3.6
$6.1
$7.9
$9.3
$12.1
$17.4
$21.0
$23.4
$23.5
$26.8
$28.1
$25.5
$28.4
$29.1
$32.3
$31.6
$32.8
$30.8
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
FY04
FY05
FY06
FY07
FY08

Quarterly compounded growth over 21%

Cash Flow Improvements



Annual Cash Burn ($M)
$10.0
$-
$(10.0)
$(20.0)
$(30.0)
$(40.0)
$(50.0)
$(60.0)
$(70.0)
$(63.6)
$(37.7)
$3.3
FY06
FY07
FY08

$500,000 positive cash flow in Q1 FY09

$70.3m cash & investments as of June 30, 2008

Experienced Management Team

Chris Gorog – Chairman and CEO

- Vice President of Business Affairs for Motion Pictures and Television at The **Walt Disney Company**.
- President and CEO, **ITC Entertainment Group**. Led a management buy-out of the group's global businesses and ITC became the number one producer of network television movies and mini-series.
- President of New Business Development and Executive Vice President of Group Operations for **Universal Studios** Recreations Group. Initiated and led the execution of its strategic plan for global expansion.
- Chairman and CEO of **Roxio** (NASDAQ: ROXI), the leader in CD burning and digital media software. Led successful spin-off from Adaptec and took the company public in May 2001.
- Led Roxio's acquisition of **Napster** and re-launch as a legal digital music provider.

Bradford Duea - President

- Vice President, Corporate Development for **PeopleSupport**, Inc. Raised over $50 million in venture financing, and closed large strategic partnerships.
- **Roxio**'s Vice President Worldwide OEM Sales and Vice President, Worldwide Business Development.
- Responsible for all business development efforts for Roxio and **Napster**.
- At Napster, also responsible for mobile strategy and development, and all international activities including Board seat of Napster Japan.

Christopher Allen – Chief Operating Officer

- Joined Yahoo! Music in 2004 via acquisition of **Musicmatch**. Senior Vice President of Marketing and Strategic Planning at Musicmatch.
- Responsible for driving the global product vision and managing the strategic product and service roadmap for **Yahoo! Music**.
- Vice President, Product Strategy, Design, and Marketing for **Blockbuster Online**. Responsible for driving the product strategy, design and development of the Blockbuster website and overseeing the online customer experience.
- Joined **Napster** as Chief Operating Officer on August 6, 2007 and is responsible for product strategy, development and marketing

Suzanne M. Colvin – Chief Financial Officer

- Began career at **Price Waterhouse** (now **PriceWaterhouseCoopers**) providing audit and advisory services to Silicon Valley growth companies.

- Responsible for SEC reporting and all Corporate Accounting for **Exodus Communications, Inc**. and its' successor companies. While at Exodus lead the financial evaluation, accounting and integration of numerous merger and acquisition transactions as both target and acquiror.

- Joined **Napster** as VP Finance, Corporate Controller in May 2004, responsible for SEC reporting, SOX compliance and all other financial accounting and reporting matters.

- Became Interim CFO effective January 1, 2008, now responsible for all aspects of Napster finance.

Experienced and Independent Board of Directors and Board Nominees

Experienced and Independent Board; Highly Qualified Nominees

- 7 of 8 Board members (other than CEO and including all current nominees) are independent
- Board members (including nominees) collectively have a broad range of experience in internet, media and entertainment, technology, advertising and marketing, and accounting businesses
- The Board's nominees have more than 34 combined years of public company board experience

The Board's Director Nominees

Richard J. Boyko (Director since April 2001)

- Managing director, VCU School of Mass Communications graduate program in advertising.
- Former co-president and chief creative officer of Ogilvy & Mather.
- Serves on the board of Martha Stewart Living Omnimedia.

Philip J. Holthouse (Director since January 2004)

- Partner with Holthouse Carlin & Van Trigt LLP, which he co-founded in 1991.
- Holds CPA, JD and master's degree in business taxation.

Robert Rodin (Director since April 2001)

- Founder and chief executive officer of the RDN Group, a management consulting firm.
- Formerly founder, chairman of the board and chief executive officer of eConnections.
- Formerly Avnet's president of global supply change management and electronic commerce solutions and member of Avnet's global managing board.
- Former director, chief executive officer and president of Marshall Industries, an industrial electronics distributor prior to its sale to Avnet.
- Serves on the board of SM&A (Nasdaq: WINS).

Continuing Board Members

Vernon E. Altman (Director since December 2001)

- Senior partner and director of Bain & Company, Leads Bain's technology/telecommunication practice and Bain's full potential transformation practice.

Joseph C. Kaczorowski (Director since April 2001)

- Partner at Grosvenor Park, specialist provider of financial solutions to the entertainment industry.
- Former president of HOB Entertainment, Inc.

Ross Levinsohn (Director since February 2007)

- Partner at Velocity Interactive Group, leading investment firm focusing on digital media and communications.
- Former president of Fox Interactive Media. He was formerly Senior Vice President and General Manager of Fox Sports Interactive Media.
- Vice President and Executive Producer of the AltaVista Network.
- Vice President, Programming and Executive Producer of CBS Sportsline, and as the Director of Production and Marketing Enterprises for HBO.

Continuing Board Members (cont'd)

Brian C. Mulligan (Director since March 2003)

- Chairman of Brooknol Advisors, LLC, an advisory and investment firm specializing in media and entertainment.
- Former senior executive advisor, media and entertainment with Cerberus Capital Management LP.
- Founder and principal with Universal Partners, a group formed to acquire Universal Studios, Inc.
- Former Executive Advisor with The Boston Consulting Group, Inc.
- Former chairman and consultant for Fox Television, Inc.
- Former chief financial officer of The Seagram Company Ltd.,
- Former co-chairman of Universal Pictures, Inc.

Wm. Christopher Gorog (CEO and Director since September 2000)

Strong Corporate Governance Profile

Strong Corporate Governance Profile

- The Board is comprised entirely of independent directors other than CEO (7 out of 8)
- The Compensation, Audit and Nominating and Governance committees are comprised solely of independent directors
- The Nominating and Governance Committee oversees corporate governance matters and evaluates and nominates directors
- The Nominating and Governance Committee considers stockholder suggestions of potential director nominees in same manner as all other director nominee candidates

Strong Corporate Governance Profile (Cont'd)

- The Board has approved an amendment to Napster's Certificate of Incorporation to eliminate the classified board structure and require directors to be elected annually, and has recommended that stockholders approve the amendment at the 2008 Annual Meeting
- The Board conducts annual performance reviews of the Board and of individual directors
- The Board has Governance Guidelines that have been publicly disclosed
- There are no related person transactions between the Company and any Board member or executive officer

Strong Corporate Governance Profile (Cont'd)

- All directors attended at least 75% of all Board meetings and applicable committee meetings in last year
- The independent directors formally met four times in executive session during the last fiscal year
- Directors receive a portion of their compensation in the form of equity and therefore their interests are aligned with stockholders

Dissident Group's Nominees Are Wrong Answer

Dissident Group Nominees Are Not Qualified

- The dissident group's nominees – Perry H. Rod, Thomas Sailors and Kavan Singh – have 0 years of public company board experience
- The dissident group's nominees have no management, operational or other experience in the digital music industry
- In its proxy materials to stockholders, the dissident group has offered no substantive plan for how its nominees will enhance value for our stockholders

Dissident Group Offers No Substantive Plan

- Contrary to the dissident group's assertions, Napster's Board is committed to enhancing stockholder value and to objectively evaluating all options to maximize stockholder value, including strategic alternatives

- The dissident group's nominees own fewer than 1.5% of Napster's outstanding shares and have frequently bought and sold Napster's shares; their apparent short-term profit interest is not aligned with stockholders

- Napster's Board determined it was not in the best interests of stockholders to select Perry H. Rod, Thomas Sailors or Kavan Singh as the Board's director nominees for election at Napster's 2008 Annual Meeting of Stockholders